Exhibit 99.1

Alphabet Announces Second Quarter 2019 Results
MOUNTAIN VIEW, Calif. – July 25, 2019 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended June 30, 2019.
“Our effort to build a more helpful Google for everyone brings countless opportunities to help users, partners, and enterprise customers every day,” said Sundar Pichai, Chief Executive Officer of Google. “From improvements in core information products such as Search, Maps, and the Google Assistant, to new breakthroughs in AI and our growing Cloud and Hardware offerings, I’m incredibly excited by the momentum across Google’s businesses and the innovation that is fueling our growth.”
"With revenues of $38.9 billion, up 19% versus the second quarter of 2018 and up 22% on a constant currency basis, we’re delivering strong growth," said Ruth Porat, Chief Financial Officer of Alphabet and Google. "Our ongoing investments in compute capabilities and engineering talent reflect the compelling opportunities we see across the company."
Q2 2019 financial highlights
The following table summarizes our consolidated financial results for the quarters ended June 30, 2018 and 2019 (in millions, except for per share information, percentages, and number of employees; unaudited). Prior period results excluding the effect of the European Commission (EC) fine of $5.1 billion have been included to facilitate comparison to current quarter performance.

	Three Months Ended June 30, 2018	Three Months Ended June 30, 2019
Revenues	$32,657	$38,944
Increase in revenues year over year	26%	19%
Increase in constant currency revenues year over year	23%	22%

Operating income(1)	$3,045	$9,180
Operating margin(1)	9%	24%
Operating income (Non-GAAP)(1)(2)	$8,116	$9,180
Operating margin (Non-GAAP)(1)(2)	25%	24%

Other income (expense), net(1)	$1,170	$2,967

Net income	$3,195	$9,947
Diluted EPS	$4.54	$14.21
Net income (Non-GAAP)(2)	$8,266	$9,947
Diluted EPS (Non-GAAP)(2)	$11.75	$14.21
Diluted shares (in thousands)	703,247	699,954

Effective tax rate	24%	18%
Number of employees	89,058	107,646

(1)
Q2 2018 results have been recast to reflect the reclassification of performance fees from general and administrative expenses to other income (expense), net (OI&E) to conform to the current period presentation.

(2)	Non-GAAP results presented for Q2 2018 exclude the EC fine. See the table captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures" for more details.

Q2 2019 supplemental information (in millions, except for percentages; unaudited)
Segment revenues and operating results

	Three Months Ended June 30, 2018	Three Months Ended June 30, 2019
Google properties revenues	$23,262	$27,335
Google Network Members' properties revenues	4,825	5,266
Google advertising revenues	28,087	32,601
Google other revenues	4,425	6,181
Google segment revenues	$32,512	$38,782
Other Bets revenues	$145	$162

Google operating income	$8,959	$10,388
Other Bets operating loss	($732)	($989)
Traffic acquisition costs (TAC) to Google Network Members and distribution partners

	Three Months Ended June 30, 2018	Three Months Ended June 30, 2019
TAC to Google Network Members	$3,411	$3,621
TAC to Google Network Members as % of Google Network Members' properties revenues	71%	69%
TAC to distribution partners	$3,009	$3,617
TAC to distribution partners as % of Google properties revenues	13%	13%
Total TAC	$6,420	$7,238
Total TAC as % of Google advertising revenues	23%	22%
Monetization metrics information

	Change from Q2 2018 to Q2 2019 (YoY)	Change from Q1 2019 to Q2 2019 (QoQ)
Paid clicks on Google properties	28%	6%
Cost-per-click on Google properties	(11)%	(1)%

Impressions on Google Network Members' properties	11%	0%
Cost-per-impression on Google Network Members' properties	(1)%	5%
Stock Repurchase
On July 24, 2019, the Board of Directors of Alphabet authorized the company to repurchase up to an additional $25.0 billion of its Class C capital stock. The repurchase is expected to be executed from time to time, subject to general business and market conditions and other investment opportunities, through open market purchases or privately negotiated transactions, including through Rule 10b5-1 plans.
Webcast and conference call information
A live audio webcast of our second quarter 2019 earnings release call will be available at http://abc.xyz/investor. The call begins today at 1:30 PM (PT) / 4:30 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available on that site.
We also provide announcements regarding our financial performance, including SEC filings, investor events, press and earnings releases, and blogs, on our investor relations website (http://abc.xyz/investor).

Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2018, as amended, and our most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 which are on file with the SEC and are available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. All information provided in this release and in the attachments is as of July 25, 2019. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: operating income (Non-GAAP); operating margin (Non-GAAP); net income (Non-GAAP); diluted earnings per share (Non-GAAP); free cash flow; constant currency revenues; and constant currency revenue growth. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the effect of foreign exchange rate movements and hedging activities or our operating performance excluding extraordinary fines. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.

There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.

For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures," "Reconciliation from net cash provided by operating activities to free cash flow" and "Reconciliation from GAAP revenues to non-GAAP constant currency revenues" included at the end of this release.

Contact

Investor relations	Media
investor-relations@abc.xyz	press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share amounts which are reflected in thousands and par value per share amounts)

	December 31, 2018	June 30, 2019
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$16,701	$16,587
Marketable securities	92,439	104,469
Total cash, cash equivalents, and marketable securities	109,140	121,056
Accounts receivable, net of allowance of $729 and $721	20,838	20,965
Income taxes receivable, net	355	352
Inventory	1,107	964
Other current assets	4,236	4,100
Total current assets	135,676	147,437
Non-marketable investments	13,859	12,112
Deferred income taxes	737	585
Property and equipment, net	59,719	64,891
Operating lease assets	0	9,713
Intangible assets, net	2,220	1,902
Goodwill	17,888	18,000
Other non-current assets	2,693	2,461
Total assets	$232,792	$257,101
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,378	$3,925
Accrued compensation and benefits	6,839	6,432
Accrued expenses and other current liabilities	16,958	19,823
Accrued revenue share	4,592	4,567
Deferred revenue	1,784	1,717
Income taxes payable, net	69	536
Total current liabilities	34,620	37,000
Long-term debt	4,012	4,074
Deferred revenue, non-current	396	387
Income taxes payable, non-current	11,327	10,969
Deferred income taxes	1,264	1,892
Operating lease liabilities	0	9,088
Other long-term liabilities	3,545	1,499
Total liabilities	55,164	64,909
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock, and Class C capital stock and additional paid-in capital, $0.001 par value per share: 15,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000, Class C 3,000,000); 695,556 (Class A 299,242, Class B 46,636, Class C 349,678) and 694,050 (Class A 299,520, Class B 46,522, Class C 348,008) shares issued and outstanding	45,049	47,937
Accumulated other comprehensive loss	(2,306)	(1,091)
Retained earnings	134,885	145,346
Total stockholders’ equity	177,628	192,192
Total liabilities and stockholders’ equity	$232,792	$257,101

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts; unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2019	2018	2019
Revenues	$32,657	$38,944	$63,803	$75,283
Costs and expenses:
Cost of revenues	13,883	17,296	27,350	33,308
Research and development	5,114	6,213	10,153	12,242
Sales and marketing	3,780	4,212	7,384	8,117
General and administrative	1,764	2,043	3,167	4,131
European Commission fines	5,071	0	5,071	1,697
Total costs and expenses	29,612	29,764	53,125	59,495
Income from operations	3,045	9,180	10,678	15,788
Other income (expense), net	1,170	2,967	4,080	4,505
Income before income taxes	4,215	12,147	14,758	20,293
Provision for income taxes	1,020	2,200	2,162	3,689
Net income	$3,195	$9,947	$12,596	$16,604

Basic earnings per share of Class A and B common stock and Class C capital stock	$4.60	$14.33	$18.13	$23.91
Diluted earnings per share of Class A and B common stock and Class C capital stock	$4.54	$14.21	$17.89	$23.71

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions; unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2019	2018	2019
Operating activities
Net income	$3,195	$9,947	$12,596	$16,604
Adjustments:
Depreciation and impairment of property and equipment	1,862	2,626	3,653	5,042
Amortization and impairment of intangible assets	252	209	447	406
Stock-based compensation expense	2,413	2,756	4,870	5,525
Deferred income taxes	(139)	693	(157)	620
Gain on debt and equity securities, net	(1,068)	(2,797)	(4,060)	(3,878)
Other	137	(70)	(120)	(48)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(312)	(1,146)	1,388	26
Income taxes, net	(1,438)	(1,043)	(656)	25
Other assets	(515)	89	(756)	(176)
Accounts payable	(145)	(18)	(23)	(443)
Accrued expenses and other liabilities	5,742	1,303	4,600	1,074
Accrued revenue share	(17)	87	(303)	(60)
Deferred revenue	165	(9)	295	(90)
Net cash provided by operating activities	10,132	12,627	21,774	24,627
Investing activities
Purchases of property and equipment	(5,477)	(6,126)	(12,776)	(10,764)
Purchases of marketable securities	(14,192)	(23,841)	(23,041)	(44,724)
Maturities and sales of marketable securities	16,172	19,686	25,523	40,692
Purchases of non-marketable investments	(405)	(188)	(732)	(1,095)
Maturities and sales of non-marketable investments	693	107	1,191	206
Acquisitions, net of cash acquired, and purchases of intangible assets	(184)	(148)	(1,434)	(247)
Other investing activities	19	55	49	89
Net cash used in investing activities	(3,374)	(10,455)	(11,220)	(15,843)
Financing activities
Net payments related to stock-based award activities	(1,541)	(1,260)	(2,699)	(2,435)
Repurchases of capital stock	(2,052)	(3,577)	(4,225)	(6,602)
Proceeds from issuance of debt, net of costs	1,545	2	6,236	317
Repayments of debt	(2,889)	(48)	(6,267)	(393)
Proceeds from sale of subsidiary shares	0	137	0	184
Net cash used in financing activities	(4,937)	(4,746)	(6,955)	(8,929)
Effect of exchange rate changes on cash and cash equivalents	(331)	13	(166)	31
Net increase (decrease) in cash and cash equivalents	1,490	(2,561)	3,433	(114)
Cash and cash equivalents at beginning of period	12,658	19,148	10,715	16,701
Cash and cash equivalents at end of period	$14,148	$16,587	$14,148	$16,587

Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures (in millions, except percentages, share amounts which are reflected in thousands and per share amounts; unaudited)

We provide non-GAAP consolidated results excluding certain charges because they allow investors to make meaningful comparisons between Alphabet's recurring core business operating results and those of other companies, as well as providing Alphabet's management with an important tool for financial and operational decision making and for evaluating Alphabet's own recurring core business operating results over different periods of time.

Three Months Ended June 30, 2018
Operating income (GAAP)	$3,045
Add: European Commission (EC) fine*	5,071
Operating income (Non-GAAP)	$8,116

Operating margin (GAAP)	9%
Operating margin (Non-GAAP)	25%

Net income (GAAP)	$3,195
Add: EC fine*	5,071
Net income (Non-GAAP)	$8,266

Diluted net income per share (GAAP)	$4.54
Diluted EPS (Non-GAAP)	$11.75
Shares used in diluted per share calculation (in thousands)	703,247
*There is no tax effect as this charge is not tax deductible.

Non-GAAP operating income: we define non-GAAP operating income as operating income excluding certain charges.

Non-GAAP operating margin: we define non-GAAP operating margin as non-GAAP operating income divided by revenues.

Non-GAAP net income and diluted EPS: We define non-GAAP net income as net income excluding certain charges, less the related tax effects as applicable and non-GAAP diluted EPS as net income excluding certain charges, less the related tax effects as applicable, divided by total weighted average outstanding shares, on a fully-diluted basis.

Reconciliation from net cash provided by operating activities to free cash flow (in millions; unaudited):
We provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Three Months Ended June 30, 2019
Net cash provided by operating activities	$12,627
Less: purchases of property and equipment	(6,126)
Free cash flow	$6,501
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures.

Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions; unaudited):
We provide non-GAAP constant currency revenues and growth because they facilitate the comparison of current results to historic performance by excluding the effect of foreign exchange rate movements and hedging activities, which are not indicative of our core operating results.

	Three Months Ended June 30, 2019	Three Months Ended June 30, 2019
	YoY (using Q2'18's FX rates)	QoQ (using Q1'19's FX rates)
EMEA revenues (GAAP)	$12,401	$12,401
Exclude foreign exchange effect on Q2'19 revenues using Q2'18 rates	816	N/A
Exclude foreign exchange effect on Q2'19 revenues using Q1'19 rates	N/A	154
Exclude hedging effect recognized in Q2'19	(88)	(88)
EMEA constant currency revenues (non-GAAP)	$13,129	$12,467
Prior period EMEA revenues, excluding hedging effect (non-GAAP)	$10,888	$11,668
EMEA revenue growth (GAAP)	15%	5%
EMEA constant currency revenue growth (non-GAAP)	21%	7%

APAC revenues (GAAP)	$6,551	$6,551
Exclude foreign exchange effect on Q2'19 revenues using Q2'18 rates	217	N/A
Exclude foreign exchange effect on Q2'19 revenues using Q1'19 rates	N/A	26
Exclude hedging effect recognized in Q2'19	(15)	(15)
APAC constant currency revenues (non-GAAP)	$6,753	$6,562
Prior period APAC revenues, excluding hedging effect (non-GAAP)	$5,090	$6,096
APAC revenue growth (GAAP)	29%	7%
APAC constant currency revenue growth (non-GAAP)	33%	8%

Other Americas revenues (GAAP)	$2,129	$2,129
Exclude foreign exchange effect on Q2'19 revenues using Q2'18 rates	184	N/A
Exclude foreign exchange effect on Q2'19 revenues using Q1'19 rates	N/A	43
Exclude hedging effect recognized in Q2'19	(5)	(5)
Other Americas constant currency revenues (non-GAAP)	$2,308	$2,167
Prior period Other Americas revenues, excluding hedging effect (non-GAAP)	$1,849	$1,906
Other Americas revenue growth (GAAP)	15%	12%
Other Americas constant currency revenue growth (non-GAAP)	25%	14%

United States revenues (GAAP)	$17,863	$17,863
United States revenue growth (GAAP)	20%	8%

Revenues (GAAP)	$38,944	$38,944
Constant currency revenues (non-GAAP)	$40,053	$39,059
Prior period revenues, excluding hedging effect (non-GAAP)	$32,760	$36,202
Revenue growth (GAAP)	19%	7%
Constant currency revenue growth (non-GAAP)	22%	8%
Non-GAAP constant currency revenues and growth: We define non-GAAP constant currency revenues as total revenues excluding the effect of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue growth on year-on-year and quarter-on-quarter bases. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging effect recognized in the current quarter. Constant currency revenue growth (expressed as a percentage) is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging effect recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net (in millions; unaudited):

	Three Months Ended
	June 30,
	2018	2019
Interest income	$456	$653
Interest expense	(27)	(25)
Foreign currency exchange gain (loss), net	(33)	(52)
Gain on debt securities, net	6	98
Gain on equity securities, net(1)(2)	1,062	2,699
Performance fees(3)	(238)	(443)
Loss and impairment from equity method investments, net	(105)	(16)
Other	49	53
Other income (expense), net	$1,170	$2,967

(1)
The $2.7 billion gain on equity securities for Q2 2019 includes $2.6 billion of net unrealized gains on equity investments that we hold and which may not ultimately be realized. Fluctuations in the value of our investments could contribute to the volatility of OI&E in future periods.

(2)
ASU 2016-01, effective January 1, 2018, requires that all gains and losses, unrealized and realized, on equity security investments are recognized in OI&E. For Q2 2019, the net effect of the gain on equity securities of $2.7 billion and the performance fees of $443 million increased income tax, net income, and diluted EPS by $474 million, $1,782 million, and $2.55 respectively.

(3)	Q2 2018 results have been recast to reflect the reclassification of performance fees from general and administrative expenses to OI&E to conform to the current period presentation.

Segment results
The following table presents our revenues, operating income (loss), stock-based compensation (SBC), capital expenditures, and depreciation, amortization, and impairment by segment (in millions; unaudited):

	Three Months Ended
	June 30,
	2018	2019
Revenues:
Google	$32,512	$38,782
Other Bets	145	162
Total revenues	$32,657	$38,944

Operating income (loss):
Google	$8,959	$10,388
Other Bets	(732)	(989)
Reconciling items(1)	(5,182)	(219)
Total income from operations	$3,045	$9,180

Stock-based compensation(2):
Google	$2,288	$2,600
Other Bets	127	125
Reconciling items(3)	(2)	35
Total stock-based compensation	$2,413	$2,760

Capital expenditures:
Google	$5,299	$6,896
Other Bets	10	65
Reconciling items(4)	168	(835)
Total capital expenditures	$5,477	$6,126

Depreciation, amortization, and impairment:
Google	$2,031	$2,756
Other Bets	83	79
Total depreciation, amortization, and impairment	$2,114	$2,835

(1)
Reconciling items are generally comprised of corporate administrative costs and other miscellaneous items that are not allocated to individual segments. Additionally, reconciling items for the three months ended June 30, 2018 includes the EC fine of $5.1 billion. Performance fees previously included in reconciling items were reclassified for the prior period from general and administrative expenses to OI&E to conform with current period presentation.

(2)	For purposes of segment reporting, SBC represents awards that we expect to settle in Alphabet stock.

(3)	Reconciling items are primarily related to corporate administrative costs that are not allocated to individual segments.

(4)
Reconciling items are related to timing differences of payments, as segment capital expenditures are on an accrual basis while total capital expenditures shown on the Consolidated Statements of Cash Flows are on a cash basis, and other miscellaneous differences.